SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2016

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 415.418.7506
______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 11, 2016 and August 12, 2016, Mikkel Svane, Chief Executive Officer and Chair of the Board of Directors of Zendesk, Inc. (the “Company”) completed the sale of an aggregate of 150,000 shares of the Company’s common stock. These transactions were disclosed publicly in reports filed with the Securities and Exchange Commission pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, on August 12, 2016, Mr. Svane adopted a pre-arranged stock trading plan to sell up to 350,000 shares of the Company’s common stock. The plan is scheduled to terminate in August 2017. The transactions under the plan will be disclosed publicly through filings with the Securities and Exchange Commission pursuant to Section 16 of the Exchange Act. The plan was adopted in accordance with guidelines specified under Rule 10b5-1 of the Exchange Act and the Company’s policies regarding stock transactions.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
August 12, 2016